Exhibit 99.1

Precipio Announces 213% Year-over-Year Revenue Growth in Preliminary Q2-2018 Results

Third consecutive quarter of triple-digit YoY Quarterly growth

NEW HAVEN, CT, (July 18th, 2018) – Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), today announced preliminary second quarter results representing continued triple digit YoY growth.

Quarter over quarter sequential growth was 14% which, at a compounded run rate of circa 70% annually currently represents early stage growth generated from pathology services. We expect a continuation of this rate throughout 2018, as the expanding pathology services sales organization ramps, and our ICE COLD PCR liquid biopsy cancer detection products segment gains commercial traction.

On a preliminary basis, revenue for the second quarter is expected to be $815,000, up from $260,000 in Q2-2017, an increase of 213%. In Q4-2017 and in Q1-2018, YoY revenue growth was 199% and 187% respectively, showing continued triple-digit YoY growth. Revenue for the first half of 2018 is estimated at $1.5M, a tripling of revenue from $0.5M in the first half of 2017.

Sales of Precipio pathology services were the primary contributor to the second quarter’s revenues, which benefited from integration of the business segment’s recently expanded sales team and increased awareness of the value proposition of academic expertise and cancer pathology specialization.

The Company’s ICP sales growth plan remains focused on hospitals, large CRO’s, OEM’s and national scale labs, with the goal of capturing a substantial share of the multi-billion dollar liquid biopsy market opportunity.

“These results represent further validation of our high growth strategy to rapidly gain pathology services market share, and commercialize our unique liquid biopsy, mutation detection products for cancer,” commented CEO Ilan Danieli. “We are confident with the potential effect on market and enterprise value resulting from this trend, as we continue to hit revenue and commercialization milestones.”

About Precipio

Precipio has built a platform designed to eradicate the problem of misdiagnosis by harnessing the intellect, expertise and technology developed within academic institutions and delivering quality diagnostic information to physicians and their patients worldwide. Through its collaborations with world-class academic institutions specializing in cancer research, diagnostics and treatment such as the Yale School of Medicine and Harvard’s Dana-Farber Cancer Institute, Precipio offers a new standard of diagnostic accuracy enabling the highest level of patient care. For more information, please visit www.precipiodx.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements,” within the meaning of federal securities laws, including statements related to ICP technology, including financial projections related thereto and potential market opportunity, plans and prospects and other statements containing the words “anticipate,” “intend,” “may,” “plan,” “predict,” “will,” “would,” “could,” “should,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the known risks, uncertainties and other factors described in the Company’s definitive proxy statement filed on May 29, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and on the Annual Report on Form 10-K for the year ended December 31, 2017 as well as the Company’s prior filings and from time to time in the Company’s subsequent filings with the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. All information in this press release is as of the date of the release and the Company does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

Inquiries:

investors@precipiodx.com

+1-203-787-7888